NOTICE OF INVESTMENT OPTION CHANGES
Dated September 5, 2017
To the USAllianz DimensionsTM variable annuity product
Issued by
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
This notice provides contract information you should keep for future reference.

1.
Effective October 16, 2017, the Investment Options available to you are changing. The following table includes the Investment Options that will be available and the Investment Options that are closing. We generally no longer allow assets to move into the closed Investment Options either by Purchase Payments or Owner directed transfer requests, unless your Contract includes the Dimensions Asset Allocation Model. Please note that we no longer accept additional Purchase Payments on this product unless your Contract was issued in Connecticut, Florida, or New Jersey.

Available Investment Options	Closed Investment Options
BLACKROCK
AZL® Government Money Market Fund
AZL® International Index Fund
AZL® Mid Cap Index Fund
AZL® MSCI Emerging Markets Equity Fund
AZL® Russell 1000 Growth Index Fund
AZL® Russell 1000 Value Index Fund
AZL® S&P 500 Index Fund
MORGAN STANLEY
AZL® Morgan Stanley Global Real Estate Fund
PIMCO
PIMCO VIT StocksPLUS Global Portfolio
PIMCO VIT Total Return Portfolio
PYRAMIS
AZL® Pyramis® Total Bond Fund
T. ROWE PRICE
AZL® T. Rowe Price Capital Appreciation Fund

DAVIS
Davis VA Financial Portfolio
FRANKLIN TEMPLETON
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Franklin Rising Dividends VIP Fund
Franklin U.S. Government Securities VIP Fund
Templeton Growth VIP Fund
OPPENHEIMER FUNDS
Oppenheimer Global Strategic Income Fund/VA
PIMCO
PIMCO VIT High Yield Portfolio

As of 4 p.m. Eastern Time on October 13, 2017, the closed Investment Options will generally no longer accept additional Purchase Payments, or transfers that you request from other Investment Options, including dollar cost averaging (DCA) program transfers, and flexible rebalancing transfers. Closed Investment Options are treated differently in Contracts that include the Dimensions Asset Allocation Model.
If your Contract does not include the Dimensions Asset Allocation Model, we no longer allow assets to move into a closed Investment Option either by Purchase Payment or transfer. We will automatically remove any closed Investment Options from your allocation instructions for any future Purchase Payments or transfers (including DCA and flexible rebalancing transfers). If we do this, we will proportionately reallocate 100% of the amount you previously allotted to the closed Investment Options among your remaining selected Investment Options. If you have no remaining Investment Options we change your allocation instructions so that 100% is allocated to the AZL Government Money Market Fund. If all, or if all but one, of the Investment Options you selected for a flexible rebalancing program are closed, the flexible rebalancing program will end. If you are participating in the DCA program and the Investment Option from which you are transferring is closed, or if all of the Investment Options you are transferring into are closed, the DCA program will end.
If your Contract includes the Dimensions Asset Allocation Model, we will not remove any closed Investment Options from your future Purchase Payment allocation instructions and the closed Investment Options will continue to be subject to the model's automatically quarterly asset rebalancing transfers. However, if you change your future Purchase Payment allocation instructions the closed Investment Options will not be available to you.
Assets in closed Investment Options will remain in those Investment Options until we receive alternate instructions from you.

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